Provisions and other non-current liabilities	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about provisions and non-current liabilities [abstract]
Provisions and other non-current liabilities
20. Provisions and other non-current liabilities
(USD millions)	2025	2024

Accrued liability for employee benefits:
Defined benefit pension plans [1]	1 635	1 571

Other long-term employee benefits and deferred compensation	692	591

Other post-employment benefits [1]	237	311

Environmental remediation provisions	534	486

Provisions for product liabilities, governmental investigations and other legal matters	78	75

Contingent consideration [2]	452	527

Other non-current liabilities	505	514

Total provisions and other non-current liabilities	4 133	4 075

[1] Note 24 provides additional disclosures related to post-employment benefits.
[2] Note 28 provides additional disclosures related to contingent consideration.
Novartis believes that its total provisions are adequate based upon currently available information. However, given the inherent difficulties in estimating liabilities in this area, Novartis may incur additional costs beyond the amounts provided. Management believes that such additional amounts, if any, would not be material to the Company’s financial condition but could be material to the results of operations or cash flows in a given period.
Environmental remediation provisions
The following table shows the movements in the environmental liability provisions:
(USD millions)	2025	2024	2023

January 1	498	538	588

Provisions related to discontinued operations [1]			-53

Cash payments	-9	-4	-4

Releases of provisions	-3	- 32	-54

Additions to provisions		30	14

Currency translation effects	67	-34	47

December 31	553	498	538

Less current provision	-19	-12	-20

Non-current environmental remediation provisions at December 31	534	486	518

[1] Represents the environmental remediation provision at January 1, 2023, related to the Sandoz business reported as discontinued operations. Notes 1, 2 and 29 provide disclosures related to discontinued operations.

The significant components of the environmental remediation provisions consist of costs to sufficiently clean and refurbish contaminated sites to the extent necessary, and to continue surveillance at sites where the environmental remediation exposure is less significant.
A substantial portion of the environmental remediation provisions relate to the remediation of Basel regional landfills in the adjacent border areas in Switzerland and France. The provisions are reassessed on an annual basis and adjusted as necessary.
In the United States, Novartis has been named under federal legislation (the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended) as a potentially responsible party (PRP) in respect of certain sites. Novartis actively participates in, or monitors, the cleanup activities at the sites in which it is a PRP. The provision takes into consideration the number of other PRPs at each site as well as the identity and financial position of such parties in light of the joint and several nature of the liability.
The expected timing of the related cash outflows as of December 31, 2025, is currently projected as follows:
(USD millions)	Expected cash outflows

Due within two years	54

Due later than two years, but within five years	205

Due later than five years, but within 10 years	221

Due after 10 years	73

Total environmental remediation provisions	553

Provisions for product liabilities, governmental investigations and other legal matters
Novartis has established provisions for certain product liabilities, governmental investigations and other legal matters where a potential cash outflow is probable, and Novartis can make a reliable estimate of the amount of the outflow. These provisions represent the Company’s current best estimate of the total financial effect for the matters described below and for other less significant matters. Potential cash outflows reflected in a provision might be fully or partially offset by insurance in certain circumstances.
Novartis has not established provisions for potential damage awards for certain additional legal claims against its subsidiaries if Novartis currently believes that a payment is either not probable or cannot be reliably estimated. These not-provisioned-for matters include individual product liability cases and certain other legal matters. Plaintiffs have alleged claims in these matters and the Company does not believe that information about the amount sought by plaintiffs, if that is known, would be meaningful with respect to those legal proceedings. This is due to a number of factors, including, but not limited to, the stage of proceedings, the entitlement of parties to appeal a decision and clarity as to theories of liability, damages and governing law. It is therefore, not practicable to provide information about the potential financial impact of these matters. In addition, in some of these matters there are claims for punitive or multiple (treble) damages, civil penalties and disgorgement of profits that in the view of Novartis are either wholly or partially unspecified, or wholly or partially unquantifiable at present. The Company believes that information about these amounts claimed by plaintiffs generally is not meaningful for purposes of determining a reliable estimate of a loss that is probable or more than remote.
A number of other legal matters are in such early stages, or the issues presented are such that the Company has not made any provisions, since it cannot currently estimate either a potential outcome or the amount of any potential losses. For these reasons, among others, the Company generally is unable to make a reliable estimate of possible loss with respect to such cases. It is therefore not practicable to provide information about the potential financial impact of those cases.
There might also be cases for which the Company was able to make a reliable estimate of the possible loss or the range of possible loss, but the Company believes that publication of such information on a case-by-case basis would seriously prejudice the Company’s position in ongoing legal proceedings or in any related settlement discussions. Accordingly, in such cases, information has been disclosed with respect to the nature of the contingency, but no disclosure is provided as to an estimate of the possible loss or range of possible loss.
Note 27 contains additional information on contingent liabilities.
Summary of significant legal proceedings
The following is a summary of significant legal proceedings to which Novartis or its subsidiaries are currently a party, or were a party and that concluded in 2025.
Investigations and related litigations
Southern District of New York (S.D.N.Y.) Gilenya marketing practices investigation and litigation
In 2013, Novartis Pharmaceuticals Corporation (NPC) received a civil investigative demand from the United States Attorney’s Office for the S.D.N.Y. requesting the production of documents and information relating to marketing practices for Gilenya, including the remuneration of healthcare providers in connection therewith. In 2017, the S.D.N.Y. and New York State declined to intervene in claims raised by an individual relator in a qui tam complaint. In 2022, NPC’s motion to dismiss this complaint was granted. In December 2024, the appeals court affirmed in part but remanded in part, sending the case back to the district court for further proceedings. The claims are being vigorously contested.
Lucentis/Avastin® matters
In 2019, the French Competition Authority (FCA) issued a Statement of Objections against Novartis entities, alleging anti-competitive practices on the French market from 2008 to 2013. In 2020, the FCA issued a decision finding that the Novartis entities had infringed competition law by abusing a dominant position and imposing a fine equivalent to approximately USD 452 million. Novartis paid the fine and appealed the FCA’s decision. In February 2023, the Paris Court of Appeal (Court) overturned the FCA’s decision which triggered the reimbursement of the originally paid fine (recorded as “Other income” in the Company’s consolidated income statement), and, in March 2023, the FCA appealed the Court’s decision. In June 2025, France’s Supreme Court overturned the Court’s decision and sent the case back to the Court for further proceedings. As a result of the June 2025 ruling, the Company recorded a provision of USD 443 million as “Other expense.” The FCA has re-imposed its original fine on Novartis pending appeal, which Novartis has paid. Novartis is the subject of similar investigations and proceedings involving the competition authority in Greece and is currently in an appeal process in Türkiye. Novartis continues to vigorously contest all claims.
Greece investigation
The Greek authorities are investigating legacy allegations of potentially inappropriate economic benefits to healthcare providers (HCPs), government officials and others in Greece. These authorities include the Greek Coordinating Body for Inspection and Control, and the Greek Body of Prosecution of Financial Crime (SDOE), from which the Company received a summons in 2018 and 2020. Novartis has cooperated in these investigations. In 2021, SDOE imposed on Novartis Hellas a fine equivalent to approximately USD 1.2 million; Novartis Hellas appealed the fine and, in September 2023, the Court overturned the decision and fine. The Greek State filed an appeal. In 2022, the Greek State served a civil lawsuit on Novartis Hellas, seeking approximately USD 225 million for moral damages allegedly arising from the conduct that was the subject of the Company’s 2020 settlement with the US Department of Justice regarding allegations of inappropriate economic benefits in Greece that was disclosed in the 2020 Annual Report and the 2020 Form 20-F. In May 2025, the court issued its decision rejecting the claims of the Greek State, which the Greek State appealed in October 2025. In June 2025, the National Social Security Fund of Greece filed a civil lawsuit against Novartis seeking approximately EUR 229 million for moral damages arising from the same facts. The claims will be vigorously contested.
340B Drug Pricing Program litigation
NPC has brought litigation challenging a number of state statutes purporting to add further obligations on manufacturers under the federal 340B program as to the use of contract pharmacies in those states. NPC has also brought litigation challenging the federal government’s refusal to allow NPC to apply a rebate payment model for the 340B program.
In addition, in 2021 and 2023, two medical centers ﬁled Administrative Dispute Resolution proceedings against NPC, seeking the return of alleged overcharges resulting from NPC’s contract pharmacy policy. In 2025, HRSA informed NPC that it found no overcharge in either case and dismissed the petitions.
Inflation Reduction Act (IRA) litigation
In 2023, following the U.S. government’s selection of Entresto for the ﬁrst round of the IRA’s “Medicare Drug Price Negotiation Program,” NPC ﬁled a complaint in the U.S. District Court (USDC) for the District of New Jersey on the grounds that those drug price-setting provisions are unconstitutional under the First, Fifth and Eighth Amendments to the U.S. Constitution. In October 2024, the court granted the government’s motion for summary judgment. NPC appealed to the Third Circuit and in September 2025, the Third Circuit affirmed. In January 2026, NPC petitioned the U.S. Supreme Court to review the Third Circuit’s decision. That petition is pending.
Product liability litigation
Tasigna
NPC is a defendant in more than 400 US product liability actions involving Tasigna, alleging that the product caused various cardiovascular effects and that NPC failed to provide adequate warnings about those alleged side effects. State court actions are pending in a multicounty litigation in Bergen County, New Jersey, and federal cases are pending in a multidistrict litigation in the Middle District of Florida. Most of the cases have been resolved through voluntary dismissals, pre-trial motion practice, or through extra-judicial resolution. NPC will vigorously contest the remaining claims.
Concluded legal matters
Shareholder derivative lawsuit
In 2021, NPC, Sandoz Inc., Novartis Capital Corporation and certain present and former directors and officers of Novartis were named as defendants, and Novartis was named as a nominal defendant, in a purported shareholder derivative lawsuit filed in New York State Court.
The plaintiffs, derivatively as purported Novartis shareholders on behalf of Novartis, sought damages and other remedies based on alleged conduct by the corporate and individual defendants. In 2022, the court granted Novartis motion to dismiss the lawsuit, which the plaintiffs appealed. In July 2025, the plaintiffs dismissed their appeal, concluding this matter.
Summary of product liability, governmental investigations and other legal matters provision movements
(USD millions)	2025	2024	2023

January 1	164	124	702

Provisions related to discontinued operations [1]			-97

Cash payments	-526	-102	-448

Releases of provisions	-13	-12	-219

Additions to provisions	517	160	170

Currency translation effects	5	-6	16

December 31	147	164	124

Less current portion	-69	-89	-42

Non-current product liabilities, governmental investigations and other legal matters provisions at December 31	78	75	82

[1] Represents the provisions for product liability, governmental investigations and other legal matters at January 1, 2023, related to the Sandoz business reported as discontinued operations. Notes 1, 2 and 29 provide disclosures related to discontinued operations.

Novartis believes that its total provisions for investigations, product liability, arbitration and other legal matters are adequate based upon currently available information. However, given the inherent difficulties in estimating liabilities, there can be no assurance that additional liabilities and costs will not be incurred beyond the amounts provided.
Discontinued operations
On October 4, 2023, the separation and spin-off of the Sandoz business was completed (Note 2). Pursuant to the Separation and Distribution Agreement that Novartis and Sandoz entered into in connection with that separation and spin-off, Sandoz and Novartis agreed, subject to certain limitations, exclusions and conditions, that Sandoz would retain or assume (as applicable) liabilities, including pending and future claims that relate to the spun-off Sandoz business (whether arising prior to, at or after the date of execution of the Separation and Distribution Agreement). Additionally, pursuant to the Separation and Distribution Agreement, Sandoz agreed to indemnify Novartis and each of its directors, officers, managers, members, agents and employees against liabilities incurred in connection with the spun-off Sandoz business.